UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2023

AppLovin Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40325	45-3264542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Page Mill Road

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(800) 839-9646

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00003 per share	APP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Todd Morgenfeld to the Board of Directors

On September 5, 2023, the Board of Directors (the “Board”) of AppLovin Corporation (the “Company”) appointed Todd Morgenfeld to the Board.

Mr. Morgenfeld, 51, is the former Chief Financial Officer and Head of Business Operations of Pinterest, Inc., a visual inspiration platform, a position he held from May 2020 to July 2023. From November 2016 to May 2020, he served as Chief Financial Officer of Pinterest. Before joining Pinterest, Mr. Morgenfeld served as Vice President of Finance at Twitter, Inc., a social media company, from 2015 to 2016 and Treasurer and Senior Vice President of Corporate Development and Corporate Financial Analytics for Hewlett-Packard Company, a multinational information technology company, from 2013 to 2015. Prior to his role at Hewlett-Packard, Mr. Morgenfeld was an investment partner at Silver Lake Partners, a global private equity firm, from 2004 to 2013. He also currently serves on the board of directors of Urban Outfitters, Inc., a portfolio of global consumer brands comprised of Urban Outfitters, Anthropologie, Free People, BHLDN, Terrain, Menus & Venues, and Nuuly. Mr. Morgenfeld holds a B.S. from the United States Military Academy at West Point and an M.B.A. from the Stanford University Graduate School of Business.

There are no arrangements or understandings between Mr. Morgenfeld, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Mr. Morgenfeld was selected as a director. There are no related party transactions between the Company and Mr. Morgenfeld (or any of his immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. Mr. Morgenfeld does not have any family relationships with any of the Company’s directors or executive officers.

Mr. Morgenfeld will receive the standard compensation available to the Company’s non-employee directors and the Company will enter into its standard form of indemnification agreement with Mr. Morgenfeld.

Resignation of Asha Sharma from the Board of Directors

On September 5, 2023, Asha Sharma notified the Company of her resignation from the Board, effective immediately. Ms. Sharma’s resignation from the Board is not due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLOVIN CORPORATION

Date: September 6, 2023	/s/ Herald Chen
Herald Chen
Chief Financial Officer